U.S. Bancorp 4Q22 Earnings Conference Call January 25, 2023 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2021, and subsequent filings with the Securities and Exchange Commission. In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bankcorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q22 Highlights Successful Acquisition of Union Bank Closed transaction December 1st; Conversion expected over Memorial Day weekend Positive operating leverage of 230bps1,2,3 Strong financial performance Solid pre-provision earnings growth as adjusted for notable items1, driven by net interest income and wider net interest margin Superior credit quality Normalizing but still strong credit quality metrics Healthy capital levels Common equity tier 1 capital ratio reflecting Basel III standardized approach of 8.4% as of December 31 1 Adjusted for notable items (shown on slide 8) which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses 2 Non-GAAP; see slides 29, 30 and 32 for calculations 3 Legacy basis

4Q22 Highlights 1 Adjusted for notable items (shown on slide 8) which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses 2 Non-GAAP; see slides 29 to 32 for calculations 3Taxable-equivalent basis; see slide 29 for calculation 4 Common equity tier 1 capital to risk-weighted assets, reflecting Basel III standardized with 5 year CECL transition 5 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased

Performance Ratios Return on Average Assets Efficiency Ratio1 & Net Interest Margin2 Return on Average Common Equity Return on Tangible Common Equity1 1 Non-GAAP; see slides 29 and 30 for calculations 2 Net interest margin on a taxable-equivalent basis 3 Non-GAAP; see slides 29 and 30 for calculations; Adjusted for notable items (shown on slide 8) which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses Adjusted for notable items Adjusted for notable items Adjusted for notable items Adjusted for notable items

Bolstering Our Scale with Union Union Bank Added: Consumer Accounts ~1 Million Assets1 Deposits1 Loans1 Business Banking Clients ~190,000 Commercial Relationships ~700 High Net Worth / Affluent Households ~50,000 Branches Bolstering our California Market Share: California deposit market share is now #5 from #10 USB is now the #1 SBA lender in California 280 new branches in California 296 Legacy Union Bank Investment Securities1,2 $ in billions 1 End of period balances 2 Balances on an amortized cost basis which excludes unrealized gains (losses)

4Q22 Earnings Summary – Key Notable Items Balance sheet optimization Sale of acquired loans not aligned with credit risk profile, repositioning of the investment portfolio and sale of certain equity investments Losses related to interest rate hedging positions to minimize impact of interest rate volatility on capital Merger & integration charges Charges reflect deal closing costs, professional services and employee-related costs Provision for credit losses Acquisition impact of initial provision for credit losses of $662m Additional provision impact of $129m related to the securitization of legacy indirect automobile loans Union Bank Acquisition Impacts: Reported diluted earnings per share of $0.57 or $1.20, as adjusted Reported earnings include notable items that impacted results by $(0.63) per share 1 Adjusted for notable items (shown on slide 8) which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses 2 Excludes $5m of net income attributable to noncontrolling interest on Legacy

4Q22 Earnings Summary - Detail + = Union Bank contributed $302 million of revenue and $0.03 earnings per share Noninterest expense includes $42 million of intangibles amortization related to Union Bank 1 Adjusted for notable items which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses 2 Taxable-equivalent basis; see slide 29 for calculation 3 Non-GAAP; see slide 29 for calculations

End of Period Loan Composition Total 4Q22 Loan Balance Activity Legacy Combined $ in billions 1 Mark-to-market purchase accounting adjustments

End of Period Deposit Composition Total 4Q22 Deposit Balance Activity Legacy Combined $ in billions 1 Mark-to-market purchase accounting adjustments

End of Period Securities Portfolio Composition1 Total 4Q22 Investment Securities Activity Legacy Combined $ in billions 1 Balances on an amortized cost basis which excludes unrealized gains (losses) 2 Mark-to-market purchase accounting adjustments

Net Revenue Highlights Net interest income increased over prior year for the legacy Company primarily due to the impact of rising interest rates on earning assets and solid loan growth Legacy adjusted noninterest income is lower vs. prior year driven by lower mortgage banking revenue and service charges. Legacy adjusted noninterest income is lower on a linked quarter basis driven by seasonally lower payment services revenue and lower commercial products revenue. Acquisition of Union Bank added $302m of revenue, as adjusted, for the quarter $ in millions Payments = card, corporate payment products and merchant processing All other = commercial products, investment products fees, securities gains (losses) and other 1 Adjusted for notable items of the impact of balance sheet optimization in 4Q22 of $315 million for Legacy and $84 million for Union Bank 2 Notable items include $399 million impact of balance sheet optimization to noninterest income in 4Q22 Legacy Adjusted1 Union Bank, adjusted Legacy NII Legacy Noninterest Income, adjusted Revenue, Adjusted

Noninterest Expense Highlights Legacy adjusted expense increased vs. prior year driven by compensation and other noninterest expense. Higher compensation was due to merit and hiring and lower capitalized loan costs. Other noninterest expense increased due to future delivery exposures liabilities and higher FDIC insurance expense. On a linked quarter basis, Legacy adjusted expense increased driven by compensation and other noninterest expense. Higher compensation was driven by higher performance-based incentives and lower capitalized loan costs. Other noninterest expense increased due to higher costs related to tax-advantage projects and higher FDIC insurance. Union Bank added $221m of adjusted expense, which included $42m of intangible amortization driven by the core deposit intangible. Legacy Adjusted1 (total noninterest expense) Union Bank, adjusted Legacy, adjusted $ in millions 1 Adjusted for notable items of merger and integration charges of $42 million in 3Q22, $68 million for Legacy in 4Q22, and $22 million for Union Bank in 4Q22 2 Notable items include $90 million of merger and integration charges in 4Q22 Expense, Adjusted

Credit Quality $ in millions, except allowance for credit losses in billions 1 Non-GAAP; see slide 30 for calculations; combined NCO, adjusted excludes acquisition impacts and balance sheet optimization one-time items 2 Provision includes $26 million Union Bank contribution (post LD1 impact); Adjusted provision excludes balance sheet optimization and acquisition related provision costs Allowance for Credit Losses by Loan Category, 12/31/22   Amount ($B) Loans and Leases Outstanding (%) Commercial $2.2 1.6% Commercial Real Estate 1.3 2.4% Residential Mortgage 0.9 0.8% Credit Card 2.0 7.7% Other Retail 1.0 1.8% Total $7.4 1.9% Net Charge-offs Nonperforming Assets Provision2 Net Charge-offs NCO % Combined, Reported $1,192 $578 0.64% Acquisition Impacts 662 179 Balance Sheet Optimization 129 189 Combined, Adjusted $401 $210 0.23%1 Provision for Credit Losses $878 1 1 1

Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology CET1 Waterfall (3Q22 - 4Q22) Acquisition and Notable impacts primarily include: An increase to goodwill & intangibles including impact of credit and interest rate marks Initial provision for credit losses and balance sheet optimization actions An increase in RWA related to Union Bank assets and other exposures An increase to equity related to the issuance of shares to MUFG

Union Bank Acquisition Metrics - Update

Metric	At Announcement	Post-Close
Transaction total value	$8 billion	$7.5 billion
Earnings per share accretion	~6% (75% cost synergies)[1] ~8% (100% cost synergies)[1]	~8-9% (35% cost synergies)[2] low double digits (100% cost synergies)[2]
Cost Synergies	~$900 million 25% (2022) / 75% (2023) / 100% thereafter	~$900 million 35% (2023) / 100% thereafter
Merger Expenses[3]	**$1.2 billion**	**~$1.4 billion**
TBVPS Impact *Dilution / Earnback (crossover)*	~1% / ~1.5 Yrs.	~11% / ~2.0 Yrs.
Internal Rate of Return	~20%	~20%

- **Strategically attractive**
  - *Increased scale; bolsters balance sheet with high quality, low-cost consumer deposits; provides meaningful cost save potential*
- **Meaningfully enhances West Coast presence**
  - *Strengthens West Coast / CA market share*
- **Adds high growth/affluent consumer base**
  - *Adds ~50k affluent households*
- **Financially Attractive**
  - *Highly accretive with strong IRR*
- **Estimates exclude potential revenue synergies**

Main systems conversion / bank merger expected Memorial Day weekend

(1) 2023E GAAP EPS accretion with synergies illustratively realized 75% and 100% in 2023; USB projections based on Wall Street consensus estimates
(2) 2023E GAAP EPS accretion with synergies illustratively realized 35% and 100% in 2023; USB projections based on internal company forecast
(3) Non-interest expense

U.S. Bank
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Union Bank Acquisition Metrics - Update (1) Excludes ACL related to loans that were previously charged off by Union Bank (2) Primarily includes interest rate marks for loans held for investment, securities (net of sales), and debt Closing Announcement Allowance for Credit Losses PCD Allowance for Credit Losses(1) $307 million $173 million Non-PCD Allowance for Credit Losses $920 million $646 million Total Allowance for Credit Losses $1,227 million $819 million Non-Credit Mark(2) $535 million ($3,049) million Non-PCD Credit Mark ($920) million ($526) million Total Premiums/(Discounts) ($385) million ($3,575) million Net Fair Value Premiums/(Discounts) Intangibles Core deposit intangibles ($ / %) $405 million (or 0.50%) $2,710 million (or 3.89%) Acquisition Impact of Initial Provision $920 million $662 million Allowance for Credit Losses declined from initial announcement due to loan sales/composition, credit quality improvement, and estimation enhancements offset by economic deterioration Non-credit mark inclusive of loans, securities (net of sales) and debt heavily discounted due to significant increase in interest rates since announcement Increase in core deposit intangibles from deal announcement driven by the rise in interest rates since September 2021

1 All results and guidance are for Combined Company, adjusted 2 Taxable-equivalent basis 3 Adjusted for notable items (shown on slide 8) which include acquisition impacts related to balance sheet optimization, merger & integration charges, and provision for credit losses 4 Non-GAAP; see slide 30 for calculation First Quarter / Full Year 2023 Outlook1 Average Earnings Assets $573b $605b - $610b $610b - $620b Net interest margin2 3.01% +5-10bps vs. 4Q22 +5-10bps vs. 4Q22 Total Revenue, adjusted3 $6.8b $7.1b - $7.3b $29b - $31b Includes purchase accounting accretion ~$33m ~$100m $350m - $400m Total Noninterest expense, adjusted3 $4.0b $4.3b - $4.4b $17b - $17.5b Includes Core Deposit Intangibles Amortization related to Union Bank $42m ~$125m ~$500m Income Tax Rate, adjusted2,3,4 22% ~22-23% ~22-23% Notable Items: Merger & Integration $90m $200m - $250m $900m - $1.0b 4Q22 1Q23 Guidance 2023 Guidance

Appendix

Average Loans On a linked quarter basis, total loans were higher primarily due to the impact of the Union Bank acquisition as well as legacy portfolio growth. Increases in commercial loans, total commercial real estate and residential mortgages were primarily driven by the Union Bank acquisition, while the increase in credit card loans was primarily driven by lower payment rates. On a year-over-year basis, total loans were higher driven by growth in the legacy Company’s loan portfolio and from the Union Bank acquisition which are primarily reflected in commercial loans, commercial mortgages and residential mortgages. Increases in commercial loans, commercial mortgages, residential mortgages and credit card loans were partially offset by lower retail leasing balances and other retail loans. Sold ~$2B of Union Bank loans that were not aligned to our credit risk profile Legacy Legacy Union Bank Highlights $ in billions

Average Deposits On a linked quarter basis, deposits increased primarily driven by the acquisition, partially offset by lower time deposits mainly within Corporate and Commercial Banking. Changes in time deposits are primarily related to those deposits managed as an alternative to other funding sources, based largely on relative pricing and liquidity characteristics. Year-over-year, deposits were higher driven by the impact of the Union Bank acquisition. Average noninterest-bearing deposits decreased, net of the impact of the acquisition. Average total savings deposits were higher year-over-year driven by Corporate and Commercial Banking and the impact of the acquisition. Average time deposits were higher than the prior year. Changes in time deposits are primarily related to those deposits managed as an alternative to other funding sources, based largely on relative pricing and liquidity characteristics. Legacy (Total Deposits) Highlights Legacy Noninterest-bearing Legacy Interest-bearing Union Bank Noninterest-bearing Union Bank Interest-bearing $ in billions

Payment Services Fee Revenue Growth 1 Includes prepaid card Card revenue improved 0.5% YoY; higher card volume largely offset by lower prepaid activity Merchant processing fee revenue increased 5.5% YoY; negatively impacted by FX exchange rates; excluding FX, YoY growth was 11.2% Corporate Payments fee revenue increased 14.8% driven by sales growth; Corporate T&E recovered to 95% of pre-pandemic levels 4Q22 vs. prior year

Payment Services

Payments Revenue Breakdown

Payment Fees as a % of Net Revenue (4Q22)



6.0%
6.0%
2.8%
85.2%
Merchant Processing
Card[1]
Corporate Payments
All Other Revenue

- Total payments revenue, which includes net interest income and fee revenue, accounted for 25% of 4Q22 net revenue
- Total payment fee revenue grew nearly 5.0% year-over-year due to higher sales volumes across all businesses

Seasonal Considerations

Historical Linked Quarter Seasonal Trends for Payment Fees Revenue[2]

Segment	1Q	2Q	3Q	4Q
Card[1]	↓	↑	Stable	↑
Corporate Payments	Stable	↑	↑	↓
Merchant Processing	↓	↑	↑	↓

- 1Q payments fee revenue is typically seasonally down on a linked quarter basis reflecting lower post holiday sales activity
- Payments fee revenue growth, on a linked quarter basis, is typically seasonally strongest in 2Q

A Shift to Tech-led[3] Revenue

Our **multiyear investments** in e-commerce and tech-led will continue to **drive growth**

Tech-led[3] Merchant Processing Fee Revenue Growth



8%
43%
4Q22 vs. 4Q21
4Q22 vs. 4Q19

New Tech-led[3] Partnerships



~3.25x FY19
2019
2020
2021
2022

[1] Includes prepaid card
[2] Linked quarter change based on trends from 2015 – 2019
[3] Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers; tech-led revenue also includes talech in 2022

U.S. Bank
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Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $ in millions4Q21 3Q22 4Q22 Average Loans$104,508 $128,519 $132,918 30-89 Delinquencies0.47% 0.25% 0.26% 90+ Delinquencies0.04% 0.03% 0.07% Nonperforming Loans0.16% 0.09% 0.12% 2.6% 8.0% 6.9% 6.5% 3.4% Linked Quarter Growth Average loans increased by 3.4% on a linked quarter basis. Excluding Union Bank, loan growth was 0.8%  Net charge-off rate for Legacy was 0.10% Legacy utilization decreased quarter over quarter from 24.3% to 23.9%

Credit Quality – Commercial Real Estate $ in millions 4Q21 3Q22 4Q22 Average Loans$38,851 $ 40,010$45,722 30-89 Delinquencies0.20% 0.02% 0.16% 90+ Delinquencies0.03% 0.05% 0.01% Nonperforming Loans0.73% 0.41% 0.61% Linked Quarter Growth (0.2%) 0.6% 1.1% 1.2% 14.3% Average loans increased by 14.3% on a linked quarter basis. Excluding Union Bank, loan growth was 0.8% Net charge-off rate for Legacy was 0.03% Key Points Average Loans ($mm) and Net Charge-offs Ratio Key Statistics

Credit Quality – Residential Mortgage $ in millions 4Q213Q224Q22 Average Loans$75,858 $84,018$97,092 30-89 Delinquencies0.15%0.10% 0.17% 90+ Delinquencies0.24% 0.10% 0.08% Nonperforming Loans0.30%0.24%0.28% 2.4% 2.1% 3.6% 4.7% 15.6% Key Points Average loans increased by 15.6% on a linked quarter basis. Excluding Union Bank, loan growth was 5.0% driven by slowing mortgage refinance activity Net charge-off rate for Legacy was -0.02%. Continued low loss rates were supported by strong portfolio credit quality and collateral values. Legacy originations continued to be high credit quality (weighted average credit score of 767, weighted average LTV of 74%) Linked Quarter Growth Average Loans ($mm) and Net Charge-offs Ratio Key Statistics

Credit Quality – Credit Card $ in millions 4Q213Q224Q22 Average Loans$22,399 $24,105 $25,173 30-89 Delinquencies0.86% 0.97% 1.08% 90+ Delinquencies0.73%0.74% 0.88% Nonperforming Loans - %- %- % 2.3% (2.5%) 4.1% 6.0% 4.4% Key Points Linked Quarter Growth Average loans increased by 4.4% on a linked quarter basis. Excluding Union Bank, loan growth was 4.1% Net charge-off rate for Legacy was 2.20% Average Loans ($mm) and Net Charge-offs Ratio Key Statistics 4Q22 Average Loans include $74 million of Union Bank balances

Credit Quality – Other Retail $ in millions 4Q213Q224Q22 Average Loans$61,139 $60,126$58,906 30-89 Delinquencies0.44%0.41% 0.56% 90+ Delinquencies0.11%0.11% 0.12% Nonperforming Loans0.24%0.22% 0.25% 1.9% 1.0% (1.2%) (1.5%) (2.0%) Key Points Linked Quarter Growth Average loans decreased by (2.0%) on a linked quarter basis related to balance sheet optimization activities Net charge-off rate for Legacy, reported was 1.52%; adjusting for balance sheet optimization impact of $189m, adjusted NCO was 0.25% Average Loans ($mm) and Net Charge-offs Ratio Key Statistics 4Q22 Average Loans include $638 million of Union Bank balances 1 1 Non-GAAP; see slide 30 for calculation; Legacy NCO%, adjusted, excludes acquisition impacts and balance sheet optimization one-time items

Non-GAAP Financial Measures (1), (2) – see slide 33 for corresponding notes

(1), (2), (3) – see slide 33 for corresponding notes Non-GAAP Financial Measures

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (3), (4), (5) – see slide 33 for corresponding notes

Non-GAAP Financial Measures (1), (2) – see slide 33 for corresponding notes

Notes Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items for the three months ended December 31, 2022 include the following: $399 million ($297 million net-of-tax) of losses primarily related to interest rate hedging positions entered into after regulatory approval was obtained to manage the impact of interest rate volatility on capital prior to closing the MUFG Union Bank acquisition. $90 million ($67 million net-of-tax) of merger and integration charges. $791 million ($588 million net-of-tax) of provision for credit losses related to initially providing for acquired loans as well as charges related to the securitization of indirect automobile loans to optimize the balance sheet capital management. $179 million of net charge-offs, reflecting uncollectible acquired loans previously charged-off by MUFG Union Bank and acquisition alignment, and $189 million loss on balance sheet optimization Notable items for the three months ended September 30, 2022 included $42 million ($33 million net-of-tax) of merger and integration charges. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology.